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Exhibit 99.1

AmeriCredit Corporation

Composition of the Receivables
2003-B-X Stat Cut
4/26/03*

	New	Used	Total
Aggregate Principal Balance	$302,235,564.02	$508,574,567.46	$810,810,131.48
Number of Receivables in Pool	14,063	34,390	48,453
Percent of Pool by Principal Balance	37.28%	62.72%	100.00%
Average Principal Balance	$21,491.54	$14,788.44	$16,733.95
Range of Principal Balances	($260.69 to $61,261.65)	($289.75 to $72,104.38)
Weighted Average APR	15.08%	17.04%	16.31%
Range of APRs	(6.00% to 29.95%)	(6.00% to 29.85%)
Weighted Average Remaining Term	66	59	62
Range of Remaining Terms	(6 to 72 months )	(3 to 72 months )
Weighted Average Original Term	68	61	64
Range of Original Terms	(24 to 72 months )	(12 to 72 months )

(1)
Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts' aggregate yield on the Aggregate Principal Balance.

Distribution of the Receivables by APR as of the Cutoff Date

APR Range(1)	Aggregate Principal Balance as of Cutoff Date	Percent of Aggregate Principal Balance(2)	Number of Receivables	Percent of Number of Receivables(2)
6.000%-6.999%	1,604,427.35	0.20%	96	0.20%
7.000%-7.999%	1,526,486.65	0.19%	74	0.15%
8.000%-8.999%	4,795,145.80	0.59%	222	0.46%
9.000%-9.999%	29,282,694.60	3.61%	1,389	2.87%
10.000%-10.999%	32,164,307.43	3.97%	1,493	3.08%
11.000%-11.999%	37,943,733.35	4.68%	1,836	3.79%
12.000%-12.999%	54,083,717.09	6.67%	2,610	5.39%
13.000%-13.999%	50,894,629.44	6.28%	2,534	5.23%
14.000%-14.999%	70,732,839.97	8.72%	3,582	7.39%
15.000%-15.999%	74,191,547.40	9.15%	3,856	7.96%
16.000%-16.999%	81,903,941.55	10.10%	4,522	9.33%
17.000%-17.999%	120,798,559.78	14.90%	7,469	15.41%
18.000%-18.999%	101,792,772.87	12.55%	6,972	14.39%
19.000%-19.999%	67,668,576.80	8.35%	4,926	10.17%
20.000%-20.999%	44,570,777.78	5.50%	3,633	7.50%
21.000%-21.999%	21,695,540.33	2.68%	1,845	3.81%
22.000%-22.999%	9,116,984.82	1.12%	811	1.67%
23.000%-23.999%	4,687,849.92	0.58%	447	0.92%
24.000%-24.999%	1,233,843.52	0.15%	119	0.25%
25.000%-25.999%	80,923.72	0.01%	10	0.02%
26.000%-26.999%	5,959.33	0.00%	1	0.00%
27.000%-27.999%	0.00	0.00%	0	0.00%
28.000%-28.999%	17,373.27	0.00%	3	0.01%
29.000%-29.999%	17,498.71	0.00%	3	0.01%

TOTAL	810,810,131.48	100.00%	48,453	100.00%

(1)
Aggregate Principal Balances include some portion of accrued interest. Indicated APR's represent APR's on Principal Balance net of such accrued interest.

(2)
Percentages may not add to 100% because of rounding.

*
Receivable information is through close of business on date indicated.

AmeriCredit Corporation

Distribution of the Receivables by Geographic Location of Obligor
2003-B-X Stat Cut
4/26/03*

State	Aggregate Principal Balance as of Cutoff Date(1)	Percent of Aggregate Principal Balance(2)	Number of Receivables	Percent of Number of Receivables(2)
Alabama	12,626,703.51	1.56%	768	1.59%
Arizona	19,113,072.60	2.36%	1,054	2.18%
Arkansas	8,637,263.42	1.07%	546	1.13%
California	116,852,112.20	14.41%	6,161	12.72%
Colorado	6,383,878.40	0.79%	352	0.73%
Connecticut	7,781,307.52	0.96%	511	1.05%
Delaware	3,328,988.45	0.41%	198	0.41%
District of Columbia	1,442,696.94	0.18%	90	0.19%
Florida	74,446,970.14	9.18%	4,373	9.03%
Georgia	29,318,875.54	3.62%	1,717	3.54%
Hawaii	1,851,199.18	0.23%	114	0.24%
Idaho	2,182,795.49	0.27%	134	0.28%
Illinois	26,660,852.84	3.29%	1,645	3.40%
Indiana	14,705,080.77	1.81%	965	1.99%
Iowa	3,513,955.73	0.43%	231	0.48%
Kansas	4,986,319.15	0.61%	302	0.62%
Kentucky	11,842,183.99	1.46%	750	1.55%
Louisiana	14,077,953.67	1.74%	861	1.78%
Maine	4,035,970.84	0.50%	290	0.60%
Maryland	21,982,794.06	2.71%	1,283	2.65%
Massachusetts	7,479,130.17	0.92%	487	1.01%
Michigan	19,749,508.41	2.44%	1,287	2.66%
Minnesota	4,929,729.13	0.61%	322	0.66%
Mississippi	6,414,894.91	0.79%	385	0.79%
Missouri	11,775,529.02	1.45%	726	1.50%
Nebraska	2,427,228.12	0.30%	147	0.30%
Nevada	10,508,489.13	1.30%	550	1.14%
New Hampshire	2,138,995.87	0.26%	149	0.31%
New Jersey	22,611,422.02	2.79%	1,368	2.82%
New Mexico	4,370,741.20	0.54%	273	0.56%
New York	35,787,947.88	4.41%	2,355	4.86%
North Carolina	24,538,761.46	3.03%	1,440	2.97%
Ohio	32,189,053.82	3.97%	2,181	4.50%
Oklahoma	10,166,975.22	1.25%	634	1.31%
Oregon	6,038,368.48	0.74%	378	0.78%
Pennsylvania	36,404,724.61	4.49%	2,419	4.99%
Rhode Island	1,405,008.59	0.17%	94	0.19%
South Carolina	7,339,906.42	0.91%	442	0.91%
South Dakota	1,036,864.61	0.13%	70	0.14%
Tennessee	16,966,236.18	2.09%	1,017	2.10%
Texas	102,651,725.87	12.66%	5,796	11.96%
Utah	3,253,751.64	0.40%	191	0.39%
Vermont	2,870,423.49	0.35%	198	0.41%
Virginia	22,150,248.57	2.73%	1,320	2.72%
Washington	11,397,890.47	1.41%	682	1.41%
West Virginia	6,076,444.69	0.75%	395	0.82%
Wisconsin	9,498,068.33	1.17%	629	1.30%
Wyoming	1,249,044.50	0.15%	73	0.15%
Other(3)	1,612,044.23	0.20%	100	0.21%

TOTAL	$810,810,131.48	100.00%	48,453	100.00%

(1)
Aggregate Principal Balances include some portion of accrued interest.

(2)
Percentages may not add to 100% because of rounding.

(3)
States with aggregate principal balances less than $1,000,000.

*
Receivable information is through close of business on date indicated.

QuickLinks

  Exhibit 99.1
AmeriCredit Corporation Composition of the Receivables 2003-B-X Stat Cut 4/26/03
AmeriCredit Corporation Distribution of the Receivables by Geographic Location of Obligor 2003-B-X Stat Cut 4/26/03